UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2006

TEXAS UNITED BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-49928	75-2768656
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 W. Colorado Street La Grange, Texas	78945
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (979) 968-8451

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 14, 2006, Texas United Bancshares, Inc., a Texas corporation (“Texas United”), completed its previously announced acquisition of The Express Bank of Texas, a Texas banking association located in Round Rock, Texas (“Express”). Pursuant to the terms of an Agreement and Plan of Reorganization dated as of October 26, 2005, by and among Texas United, State Bank, a Texas banking association and wholly-owned subsidiary of Texas United (“State Bank”), and Express, Express was merged with and into State Bank, with State Bank as the surviving entity (the “Merger”). In connection with the Merger, the shareholders of Express are entitled to receive, in the aggregate, 248,317 shares of Texas United common stock and approximately $4.7 million in cash in exchange for all of the outstanding shares of Express common stock. The number of shares of Texas United common stock issued was based on the average closing sale price of the Texas United common stock for the twenty consecutive trading days ending on and including the tenth trading day prior to the closing date of the Merger.

The shares of Texas United common stock issued in the Merger were issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (“Securities Act”), provided by Section 4(2) thereof and Regulation D promulgated thereunder. Texas United has agreed, within 180 days after the effective time of the Merger, to file a shelf registration statement under the Securities Act registering the resale by the former shareholders of Express the shares of Texas United common stock received by them in the Merger. Texas United will bear all expenses of such registration, other than the expenses of any separate counsel for the selling shareholders and any discounts, selling commissions or brokerage fees incurred by the selling shareholders in connection therewith.

The press release issued by Texas United announcing completion of the Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Reorganization, dated as of October 26, 2005, by and among Texas United Bancshares, Inc., State Bank and The Express Bank of Texas (incorporated herein by reference to Exhibit 2.1 to Texas United’s Current Report on Form 8-K filed on October 31, 2005).

99.1	News Release issued by Texas United dated February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS UNITED BANCSHARES, INC.
(Registrant)

Dated: February 17, 2006	By:	/s/ L. Don Stricklin
L. Don Stricklin
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Reorganization, dated as of October 26, 2005, by and among Texas United Bancshares, Inc., State Bank and The Express Bank of Texas (incorporated herein by reference to Exhibit 2.1 to Texas United’s Current Report on Form 8-K filed on October 31, 2005).

99.1	News Release issued by Texas United dated February 16, 2006.